CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS


WE HEREBY CONSENT TO THE USE IN THIS REGISTRATION STATEMENT ON FORM SB-2 OF OUR REPORT DATED MARCH 31, 2003, RELATING TO THE FINANCIAL STATEMENTS OF FTS APPAREL, INC. (N/K/A FTS GROUP, INC.) AS OF DECEMBER 31, 2002 AND THE REFERENCE TO OUR FIRM AS EXPERTS IN THE REGISTRATION STATEMENT.


/S/  STARK  WINTER  SCHENKEIN  &  CO.,  LLP
CERTIFIED  PUBLIC  ACCOUNTANTS


JANUARY  28,  2004
DENVER,  COLORADO